Important Notice Regarding Change in Investment Policy

RiverNorth Enhanced Pre-Merger SPAC ETF (“SPCZ”) (the “Fund”)

A series of Elevation Series Trust (the “Trust”)

Supplement dated May 8, 2026, to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) dated April 30, 2026.

Effective on or shortly after July 7, 2026, the Fund’s investment strategy will be revised to provide exposure to a wider range of investments and the Fund’s investment objective will be changed from “seeks to preserve capital and provide incremental total return” to “seeks to provide consistent total return while limiting correlation to the equity markets.” The Fund will also discontinue its current 80% investment policy, which is presented below.

“Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, are invested in pre-merger special purpose acquisition companies (along with the warrants or rights issued in connection with the initial public officer of special purpose acquisition companies).”

Additionally, effective on or shortly after July 7, 2026, the Fund will be renamed as the RiverNorth Market Neutral ETF and its ticker symbol will change to RNMN.

Additional information will be provided to shareholders once the changes are effective.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (877) 774-TRUE (8783).

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This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated April 30, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (877) 774-TRUE (8783).